Exhibit 99.1

[LOGO] Arthur J. Gallagher & Co.

FOR IMMEDIATE RELEASE                          CONTACT: Marsha J. Akin
                                                        Investor Relations
                                                        (630) 773-3800
                                                        www.ajg.com

                        ARTHUR J. GALLAGHER & CO. FILES
                                  AMENDED 8-K

Itasca, IL, April 24, 2003 - -Arthur J. Gallagher & Co. announced today that it is filing an amended Form 8-K with the SEC to correct certain errors in the March 31, 2003 Balance Sheet that accompanies the Company's April 23, 2003 earnings press release. The Balance Sheet contains certain errors which are corrected as follows:

        Category                              As Reported     Corrected Number
        --------                              -----------     ----------------
                                           ($ in millions except per share data)

Other investments and notes receivable          $  167.2           $  142.2
Total assets                                     2,517.4            2,492.4
Income taxes payable                                12.4                2.1
Total current liabilities                        1,769.6            1,759.3
Retained earnings                                  371.4              356.7
Total stockholders' equity                         559.5              544.8
Total liabilities and stockholders' equity       2,517.4            2,492.4

Tangible net worth                                 406.1              391.4
Book value per share                                6.22               6.06
Tangible book value per share                       4.52               4.35

A copy of the corrected Balance Sheet together with the statement of earnings for the first quarter, which is unaffected by these corrections, accompanies this press release.

In addition, the proforma presentation on the April 23, 2003 press release for the Brokerage Segment contains an error in the line "Excluding new hires". The corrected number is "144.3" which replaces "14.3".

Arthur J. Gallagher & Co., an international insurance brokerage and risk management services firm, is headquartered in Itasca, Illinois, has operations in seven countries and does business in more than 100 countries around the world through a network of correspondent brokers and consultants. Gallagher is traded on the New York Stock Exchange under the symbol "AJG."

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

                            Arthur J. Gallagher & Co.
                       Consolidated Statement of Earnings
                                   (unaudited)
                      ($ in millions except per share data)

TOTAL COMPANY                   1st Q 01   2nd Q 01   3rd Q 01  4th Q 01    1st Q 02   2nd Q 02   3rd Q 02   4th Q 02   1st Q 03
Commissions                     $ 121.3    $ 125.7    $ 136.4    $ 154.5    $ 143.1    $ 156.7    $ 178.1    $ 185.0    $ 168.6
Fees                               76.7       77.8       84.6       86.8       89.9       91.9      101.4      106.2      104.2
Investment income - fiduciary       4.3        3.4        2.7        2.8        1.9        2.7        2.9        2.7        2.0
Investment income - all other       8.2        5.1        5.9       10.0       15.7       12.7       14.7       17.8       15.3
Investment gains (losses)           6.2        1.9        6.1        2.6       (1.4)      13.1      (28.9)      (4.8)     (25.7)
                                ----------------------------------------    ----------------------------------------    -------
     Gross revenues               216.7      213.9      235.7      256.7      249.2      277.1      268.2      306.9      264.4
Less brokerage                     (7.4)      (8.8)      (9.9)      (8.9)     (10.2)     (10.3)     (11.7)      (8.9)     (10.1)
                                ----------------------------------------    ----------------------------------------    -------
     Revenues                     209.3      205.1      225.8      247.8      239.0      266.8      256.5      298.0      254.3
                                ----------------------------------------    ----------------------------------------    -------
Compensation                      110.6      112.5      117.5      135.3      131.8      141.1      152.6      158.4      157.0
Other operating                    47.5       47.2       47.6       55.2       49.8       55.3       56.9       68.4       62.8
Depreciation                        3.8        4.0        4.0        4.3        4.6        5.0        5.2        5.4        5.3
Amortization                        0.7        0.7        0.7        1.6        1.2        2.2        2.0        1.2        2.1
Other investment expenses          12.6       12.0       14.0       14.4        2.8       14.6        6.5        9.8       11.3
                                ----------------------------------------    ----------------------------------------    -------
     Expenses                     175.2      176.4      183.8      210.8      190.2      218.2      223.2      243.2      238.5
                                ----------------------------------------    ----------------------------------------    -------
Earnings before income taxes       34.1       28.7       42.0       37.0       48.8       48.6       33.3       54.8       15.8
Provison for income taxes           7.0        5.5        0.1        3.9       15.1       14.1       10.0       16.4        3.9

Net earnings                    $  27.1    $  23.2    $  41.9    $  33.1    $  33.7    $  34.5    $  23.3    $  38.4    $  11.9
                                ========================================    ========================================    =======
Earnings per share              $  0.30   $   0.26   $   0.47   $   0.36    $  0.37   $   0.37   $   0.25   $   0.42    $  0.13
                                ========================================    ========================================    =======
Cash dividends per share        $  0.13   $   0.13   $   0.13   $   0.13       0.15   $   0.15   $   0.15   $   0.15    $  0.18
                                ========================================    ========================================    =======

                            Arthur J. Gallagher & Co.
                           Consolidated Balance Sheet
                                   (unaudited)
                      ($ in millions except per share data)

                                3/31/01    6/30/01    9/30/01  12/31/01    3/31/02    6/30/02    9/30/02   12/31/02    3/31/03
                                -------    -------    -------  --------    -------    -------    -------   --------    -------
Cash and cash equivalents      $  128.6   $  106.9   $  127.8  $   98.5   $  103.2   $  110.6   $  128.6   $  152.6   $  165.1
Restricted cash                   157.9      179.1      189.9     209.5      246.8      226.9      293.3      256.3      250.6
Premiums and fees receivable      783.4      922.1      850.1   1,117.2    1,088.8    1,255.5    1,098.4    1,183.7    1,213.6
Investment strategies
  - trading                        48.7       49.3       48.7      52.6       53.5       53.6       49.7       42.9       40.0
Marketable securities
  - trading                          --         --         --        --         --         --       14.0       15.3       15.6
Other                              45.1       48.3       61.3      85.2       84.7       99.3      106.7      122.8      119.6
                               ----------------------------------------   -----------------------------------------   --------
   Total current assets         1,163.7    1,305.7    1,277.8   1,563.0    1,577.0    1,745.9    1,690.7    1,773.6    1,804.5

Marketable securities -
  available for sale               24.8       22.9       18.5      18.3       16.6       15.1         --         --         --
Deferred income taxes              48.8       48.3       48.9      99.3       99.4       99.8       97.5      102.4      102.3
Other investments and
  notes receivable                171.8      172.7      158.5     192.0      191.5      204.5      175.1      168.4      142.2
Other noncurrent assets             4.5        9.0       25.0      24.2       26.3       35.0       33.4       33.1       36.2

Fixed assets                      265.8      271.9      277.7     283.8      292.3      355.3      365.6      367.3      376.7
Accumulated depreciation
  and amortization                (93.8)     (98.3)    (101.5)   (100.6)    (103.3)    (114.1)    (120.7)    (116.3)    (122.9)
                               ----------------------------------------   -----------------------------------------   --------
   Net fixed assets               172.0      173.6      176.2     183.2      189.0      241.2      244.9      251.0      253.8

Goodwill - net                     13.3       18.9       18.8      55.5       59.9       58.3       57.2       84.2       98.5
Amortizable intangible
  assets - net                      4.0        3.8        4.1       9.9       12.9       48.8       51.8       50.9       54.9
                               ----------------------------------------   -----------------------------------------   --------
     Total assets              $1,602.9   $1,754.9   $1,727.8  $2,145.4   $2,172.6   $2,448.6   $2,350.6   $2,463.6   $2,492.4
                               ========================================   =========================================   ========
Premiums payable               $  964.0   $1,094.5   $1,065.0  $1,366.5   $1,352.0   $1,536.2   $1,458.7   $1,488.2   $1,543.4
Accrued salaries and
  bonuses                          20.4       23.4       33.1      56.6       61.0       34.8       41.0       58.1       32.4
Accounts payable and
  other accrued
  liabilities                     110.0      116.7      108.0     111.6      114.2      112.5      108.8      107.6      112.2
Unearned fees                      17.5       17.7       18.1      16.5       17.4       19.7       21.4       19.4       23.0
Income taxes payable                8.4        1.1        1.2      33.7       17.4        0.9        0.7       11.0        2.1
Borrowings on line
  of credit
  facilities                         --        8.5        5.0      35.0       50.0       65.0       35.0       25.0         --
Borrowings on line
  of credit
  facilities - limited
  partnerships                       --         --        4.4       3.6        7.1       10.1       11.9       17.0       19.7
Current portion of
  long-term debt - limited
  partnerships                      4.1        4.1        3.1       3.2        3.2        5.3        5.7        5.8        5.8
Other                               8.3       18.9       14.6      11.3        8.9        5.9        6.0       17.5       20.7
                               ----------------------------------------   -----------------------------------------   --------
   Total current
     liabilities:               1,132.7    1,284.9    1,252.5   1,638.0    1,631.2    1,790.4    1,689.2    1,749.6    1,759.3
                               ----------------------------------------   -----------------------------------------   --------
Long-term debt - limited
  partnerships                     99.7       99.5       96.9      96.7       96.5      132.3      129.2      128.3      127.5
                               ----------------------------------------   -----------------------------------------   --------
Other noncurrent
  liabilities                      32.4       34.9       35.2      39.1       40.3       43.1       44.4       57.5       60.8
                               ----------------------------------------   -----------------------------------------   --------
Stockholders' equity:
Common stock - issued and
  outstanding                      84.7       84.7       84.7      85.1       86.1       88.3       88.0       88.5       89.9
Capital in excess of
  par value                        21.8       24.5        3.0       8.7       34.0       88.3       79.1       92.7      123.5
Retained earnings                 233.0      232.0      261.9     283.8      304.6      325.9      335.9      361.0      356.7
Unearned deferred
  compensation                       --       (3.8)      (3.6)     (3.4)      (7.3)      (7.1)      (6.8)      (6.5)     (10.8)
Unearned restricted
  stock                              --         --         --        --      (10.0)      (9.2)      (8.4)      (7.5)     (14.5)
Accumulated other
  comprehensive
  earnings (loss)                  (1.4)      (1.8)      (2.8)     (2.6)      (2.8)      (3.4)        --         --         --
                               ----------------------------------------   -----------------------------------------   --------
   Total stockholders'
     equity                       338.1      335.6      343.2     371.6      404.6      482.8      487.8      528.2      544.8
                               ----------------------------------------   -----------------------------------------   --------
   Total liabilities and
     stockholders' equity      $1,602.9   $1,754.9   $1,727.8  $2,145.4   $2,172.6   $2,448.6   $2,350.6   $2,463.6   $2,492.4
                               ========================================   =========================================   ========
Other Information
Weighted shares (000s)           90,091     89,756     90,074    90,656     90,595     92,366     92,051     92,126     92,312
Tangible net worth             $  320.8   $  312.9   $  320.3  $  306.2   $  331.8   $  375.7   $  378.8   $  393.1   $  391.4
Book value per share           $   3.99   $   3.96   $   4.05  $   4.37   $   4.70   $   5.47   $   5.54   $   5.97   $   6.06
Tangible book value
  per share                    $   3.79   $   3.69   $   3.78  $   3.60   $   3.85   $   4.25   $   4.30   $   4.44   $   4.35
Annualized return on
  beginning equity                   33%        31%        37%       38%        36%        37%        33%        35%         9%
Number of acquisitions
  closed                              3          3          6         4          2          5          1          2          4
Workforce (includes
  acquisitions)                   5,831      6,029      6,160     6,499      6,578      6,886      7,030      7,111      7,088

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